Exhibit 32.1

CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert C. Jahr, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that the Annual Report of Outlook Therapeutics, Inc. (the “Registrant”) on Form 10-K for the year ended September 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Registrant.

Date: December 19, 2025	By:	/s/ Robert C. Jahr
	Name:	Robert C. Jahr
	Title:	Chief Executive Officer
(Principal Executive Officer)

I, Lawrence A. Kenyon, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that the Annual Report of Outlook Therapeutics, Inc. (the “Registrant”) on Form 10-K for the year ended September 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Registrant.

Date: December 19, 2025	By:	/s/ Lawrence A. Kenyon
	Name:	Lawrence A. Kenyon
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, (whether made before or after the date of the Report), irrespective of any general incorporation language contained in such filing.